SANUWAVE®

Healing today. Curing tomorrow.

Ticker: SNWV

June 2013

Forward-Looking Statement Disclaimer

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements.

Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval process and subsequent marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, fluctuations in the Company's quarterly results, the Company's ability to continue and manage its growth, liquidity and other capital resources issues, competition and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

SANUWAVE Health, Inc. (SNWV)

Shock wave technology company with potential applications across multiple industries.

INVESTMENT HIGHLIGHTS

- **Lead Product, dermaPACE® in U.S. Phase III Clinical Trial Supplement**
  - For closure of diabetic foot ulcers - commenced in 2Q 2013
  - Anticipated approval in early 2015 pending positive trial results
- **De-risked Opportunity**
  - dermaPACE® - CE Marked for wound care indications
  - orthoPACE® - CE Marked for orthopedic and musculoskeletal indications
  - OssaTron® – FDA approved for orthopedic conditions
- **Increased Growth Opportunities**
  - Expand global distribution of current products
  - Expand technology platform in non-medical industries
  - Follow-on indications (e.g., sports medicine, biofilm-related infections)
- **Focused on Strategy and Execution**
  - Expanded senior management – added experience and focus in critical areas

Technology Platform

SNWV - *THE leader in the development and commercialization of acoustic shock wave technology.*

SHOCK WAVES

- Carry energy and create sudden and significant changes in pressure.
- Non-invasive using an electro-hydraulic method.
- **Produce stresses – elicits a positive biological response that promotes healing.**



SANUWAVE
p
P+
pulse width (-6dB)
P-
time
rise time
Compressive Phase
(Tissue Strain)
Tensile Phase
(Cavitation)

SNWV has 34 patents (issued or pending) surrounding the use of shock waves in medical and non-medical applications.

Technology Platform - Advantages

Scientific research demonstrates clear differentiation and significant advantages of our technology when compared with other technologies.

	TECHNOLOGY							
FEATURE	FOCUSED SHOCK WAVES	Unfocused Shock Waves	Radial Shock Waves	Imaging Ultrasound	Therapeutic Ultrasound	High Intensity Focused Ultrasound	Low Intensity Lasers	Low Energy Radio Frequency
Focused	√					√	√	
Any Penetration	√	√		√				
High Energy	√				√	√		
High Energy Efficiency	√					√ (thermal)		
Thermal Losses				N/A	√	√	√	√
Large Cavitation Bubbles	√			N/A			N/A	N/A
Macro Level/Tissue Stimulation	√	√	√	N/A	√	√		
Micro Level/Cellular Stimulation	√	√ (reduced)		N/A			√	√
Thermal Ablation		N/A	N/A	N/A	√	√	√ (reduced)	√ (reduced)
"Cold" Ablation (if desired)	√	N/A	N/A	N/A				
Soft Tissue Treatment	√	√	√	N/A	√	√	√	√
Hard Tissue Treatment	√	√		N/A				
Low Number of Treatments	√			N/A		√		

PACE Product Portfolio: dermaPACE







DERMAPACE

CE Marked for advanced wound care indications and available in international markets. In U.S. available only to physicians and patients involved in a U.S. IDE clinical trial.

ORTHOPACE

orthoPACE is CE Marked for international markets for orthopedic and musculoskeletal indications, but is not approved for sale or distribution in the U.S.

OSSATRON

Our legacy OssaTron device is approved by the FDA for multiple orthopedic conditions, which have failed to respond to conservative treatment.

dermaPACE – International Market

The international global wound care market of $22 billion offers significant expansion opportunity for CE marked dermaPACE.

INTERNATIONAL MARKET

- Globally there are 366 million people living with diabetes and it is expected to reach 552 million by 2030, an increase of 50.7%.
- dermaPACE is currently marketed by independent distributors in Spain, Australia, Canada, and the Middle East.
- **dermaPACE can be licensed or joint ventured in these markets to speed market penetration while minimizing operating costs.**



SANUWAVE - $10B U.S. Market Potential



Advanced Wound Care
$5B

- Diabetic Foot Ulcer
- Chronic Mixed Wounds
- Pressure Sores
- Burns

Orthopedics
$4B

- Trauma / Fracture
- Osteoarthritis
- Tendon / Pain
- Spine
- Implant infections

Plastic / Cosmetic
$1B

- Body Contouring
- Scar Modulation
- Reconstructive and Grafting

Cardiac / Vascular
$1B

- Myocardial Ischemia
- Peripheral Artery Disease
- Artherosclerosis

dermaPACE – Diabetic Foot Ulcers

Diabetic Foot Ulcers - $2B+

- 27 million people living with diabetes and 79 million pre-diabetics.
- 25% of diabetics will acquire a non-healing ulcer in their lifetime; ~1.5+ million diabetic ulcers annually.
- Diabetic foot ulcers lead to over 82,000 amputations annually at a cost that are estimated to exceed $3.6 billion annually.
- Hospitalization costs of ~$20,000 for a patient with a DFU; ~$60,000 for an amputation.



dermaPACE being used to treat a diabetic foot ulcer.

References: Centers for Disease Control and Prevention (CDC), Journal of the American Medical Association (JAMA), American Diabetes Association (ADA).

dermaPACE – Competitive Landscape

No direct competitor to dermaPACE.

FDA CLEARED/APPROVED PRODUCTS

- Negative Pressure Wound Therapy (NPWT) VAC System; device is attached for extended period - Kinetic Concepts Inc. (KCI).
- Apligraf, a living cell-based product used to treat venous leg ulcers and diabetic foot ulcers; requires suturing or steri-strip and interacts only with top layer of wound – Organogenesis.
- Dermagraft, for diabetic foot ulcers; interacts only with top layer of wound – Shire.

dermaPACE – Treatment Advantages

Offers a significant advance in the treatment of diabetic foot ulcers.

ADVANTAGES

- ✓ Non-invasive.
- ✓ Lowest total treatment costs.
- ✓ Significantly lower recurrence rates.
- ✓ Convenient and efficient treatments.



Advanced Modality Cost Comparison for Diabetic Foot Ulcer
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,700
$13,900
$8,100
$11,600
PACE
NPWT
Apligraf
Dermagraft

Estimated costs associated with full 12 weeks of diabetic foot ulcer treatment including physician and nursing time, facility charges, treatment costs, and associated standard of care.

dermaPACE – Original Phase III Trial

Results demonstrate dermaPACE safely heals diabetic foot ulcers.

DESIGN

- Enrolled 206 patients to quantify safety and efficacy of 4 dermaPACE treatments delivered over a 2-week period.
- Primary Endpoint: complete wound closure at 12 weeks.

EFFICACY

- Achieved statistical significance in complete wound closure at 20 weeks (36.4% in dermaPACE group vs. 23.2% in placebo in ITT population).

SAFETY

- dermaPACE treatments were safe and well-tolerated.

dermaPACE – Original Phase III Trial

Achieved primary endpoint at time point later than required by FDA.

PHASE III TRIAL – Efficacy Endpoints

Complete (100%) Wound Closure ITT (MITT)[1]	dermaPACE (n=107)	Sham-Control (n=99)	p-value
12 Weeks	22 (20.6%)	15 (15.2%)	0.363
20 Weeks	39 (36.4%)	23 (23.2%)	**0.047**
24 Weeks	42 (39.3%)	26 (26.3%)	**0.054**

[1]ITT (MITT) population consisted of all patients randomized and who received at least one treatment (active or sham).

Summary – Treated patients with more severe wounds required more than 12 weeks to achieve 100% closure.

dermaPACE – Original Phase III Trial

dermaPACE generated significant statistical improvement in wound closure versus control.

PHASE III TRIAL – Efficacy Endpoints

Number of Wounds Achieving ≥ 90 % Reduction at Various Weeks	dermaPACE (n=107)	Sham-Control (n=99)	p-value
8 Weeks	32 (29.9%)	18 (18.2%)	0.1292
10 Weeks	35 (32.7%)	18 (18.2%)	**0.0438**
12 Weeks	39 (36.4%)	20 (20.2%)	**0.0306**

Summary – Treated patients demonstrated a clear biological signal versus the control arm and generated a statistically significant difference at ≥90% closure within 12 weeks.

dermaPACE – Original Phase III Trial

Results demonstrate dermaPACE safely heals diabetic foot ulcers significantly better than control.

PHASE III TRIAL – Review Period

Number of Wounds Achieving ≥ 90% Reduction by 12 Weeks Closing after 12 weeks and before 24 Weeks									
Arm	Number of Wounds Closed after 12 weeks and before 24 Weeks	Number of Patients Exhibiting ≥ 90% Wound Area Reduction at			**Number of Patients Achieving Complete Closure occurring at**				
		Week 8	Week 10	Week 12	14 Wks	16 Wks	18 Wks	20 Wks	22 Wks
dermaPACE	16	7	11	15	3	1	2	6	4
Sham-Control	6	4	3	6	4	2	0	0	0

Summary – If seven (7) of the patients that achieved closure between 12 and 22 weeks achieved closure at 12 weeks, the trial would have met the primary endpoint. This result would have been achieved with stricter standards application.

dermaPACE – Supplemental Trial

The company shared with the FDA the positive but slower than required outcomes of the original trial, which provide a statistical foundation for supplemental trial.

RATIONALE FOR SUPPLEMENTAL TRIAL

- FDA approval of Bayesian Statistics to incorporate positive results of first trial into a supplemental trial.
- Scientific research (published after first study approval in 2007) supports additional treatments during trial.
- Requires smaller patient population to achieve FDA approval.

IMPACT – Changes should reduce time to market.

dermaPACE – Current Phase III Design

We believe that the supplemental dermaPACE study will generate outcomes that meet the FDA's requirement for approval.

SUPPLEMENTAL PHASE III TRIAL DESIGN

- Ninety (90) patients at 20 U.S. sites required to achieve statistical significance. Up to 150 patients can be enrolled.
- Same primary endpoint: complete wound closure at 12 weeks (4 dermaPACE procedures during first 2 weeks).
- **Double the number of treatments - four (4) additional dermaPACE procedures administered bi-weekly, between weeks 4 and 10 following enrollment (8 total treatments).**
- Standardized patient run-in period, wound cleaning procedures, and wound closure definition.

dermaPACE – Current Phase III Trial Design

dermaPACE is safe, well tolerated, convenient, non-invasive, and statistically superior in ulcer size reduction at all study timepoints vs. standard of care.

In Our Opinion

If standards (debridement and wound closure definitions) and treatment frequency (8) being used in current trial were used in original trial, primary endpoint would have been achieved as -

SEVEN (7) TO NINE (9) ADDITIONAL PATIENTS WOULD HAVE ACHIEVED 100% CLOSURE WITHIN 12 WEEKS.

dermaPACE – Regulatory Timeline

FDA has approved Investigational Device Exemption (IDE) to conduct supplemental dermaPACE clinical trial.

PHASE III TRIAL TIMELINES

- 20 clinical study sites identified; 18 have IRB approval.
- Patient enrollment began in 2Q 2013.
- Estimate completing Phase III and submitting PMA application in 4Q 2014.

PROJECTED FDA PATHWAY

IDE Supplement Approval	CRO Database Development	First Enrollment	Last Enrollment	Last Patient Follow Up for Closure	Submit PMA
4Q 2012	1Q / 2Q 2013	2Q 2013	1Q 2014	2Q 2014	4Q 2014

PACE Product Portfolio: orthoPACE







DERMAPACE

CE Marked for advanced wound care indications and available in international markets. In U.S. available only to physicians and patients involved in a U.S. IDE clinical trial.

ORTHOPACE

orthoPACE is CE Marked for international markets for orthopedic and musculoskeletal indications, but is not approved for sale or distribution in the U.S.

OSSATRON

Our legacy OssaTron device is approved by the FDA for multiple orthopedic conditions, which have failed to respond to conservative treatment.

orthoPACE

orthoPACE applies PACE shock wave treatment for orthopedic and musculoskeletal indications.



PRODUCT OVERVIEW

orthoPACE is CE Marked for the application of pulsed acoustic waves for the stimulation of osteogenesis and for the treatment of painful bone near soft tissue, including:

- Plantar fasciitis (heel pain).
- Tendonitis (shoulder, Achilles tendon, patellar, epicondylitis or tennis elbow).
- Hip bursitis and avascular necrosis (AVN).
- Osteoarthritis.
- Acute, delayed-union or non-union extremity fracture.
- Osteoporosis.

orthoPACE – U.S. Market Potential

In the U.S., we are exploring bone and tendon opportunities building on our legacy OssaTron's FDA approval.

U.S. MARKET

- In the U.S., 2 million patients are treated for plantar fasciitis (heel pain) every year.
- It is estimated there are over 2 million fractures costing $17 billion per year in the U.S.
- The legacy OssaTron is the only device approved in the U.S. for chronic plantar fasciitis and tennis elbow. We intend to utilize this PMA technology to take actions necessary for FDA approval of orthoPACE in the U.S.
- Large and growing market in sports medicine and biofilm-related infections (e.g., prosthetic joint infections).

SANUWAVE

Our team is driven to develop relationships that take advantage of the global demand for cost efficient healthcare.

OPPORTUNITY

and

FOCUS

Market Penetration

Sufficiently large markets to support entry and provide excellent growth opportunity.

GLOBAL MARKET

- Healthcare market in excess of $2.6T.
- Relevant global market size in excess of $112B.
- Current sales level ~$1M – new efforts to increase penetration (estimated at 2% in 5 years).
- Six (6) localized distributors in 14 countries.



SANUWAVE

Current International Placement

More than 150 SANUWAVE devices are currently available in Europe, Canada, and Asia/Pacific through users and select distributors.

DEVICES IN USE INTERNATIONALLY

Devices in Use (2013)	
Germany	41
Italy	22
Belgium	21
Spain	11
Portugal	9
Austria	8
Czech Republic	8
Switzerland	7
Korea	6
Singapore	4
Australia	2
Canada	2
China	2
Great Britain	2
Qatar	2
Denmark	1
France	1
Hong Kong	1
India	1
Kuwait	1
Saudi Arabia	1
United Kingdom	1



Growth Strategy

Expand distribution of devices through additional relationships.

INTERNATIONAL GROWTH STRATEGY

- Seek out relationships with qualified partners, joint ventures, and licensing agreements.
- Use the outside U.S. markets for proof of concept, protocol development, and pilot studies.
- Build momentum with payers and governments to secure reimbursement.
- R&D and technology to be retained by SANUWAVE.

While building credibility in international markets, SNWV intends to undertake new IDE studies in U.S.



SANUWAVE

Milestones

Management – ***execution of corporate objectives underway with sequencing of products, marketing, and relationship development to meet corporate goals.***

ANTICIPATED OVER NEXT 12 MONTHS

- ✓ Initiated dermaPACE Supplemental trial and began enrollment in Q2 ’13.
- Complete enrollment in dermaPACE Supplemental trial in Q1 ’14.
- Initiate discussions with partners outside the U.S. to increase sales and use of devices.
- Initiate pathway for PMA approval of orthoPACE for U.S. market.
- Expand patents for extended use of shock wave technology.

The active pursuit of attainable objectives in these areas is being sequenced based on available resources.

SANUWAVE Health, Inc. (SNWV)

Shock wave technology company with potential applications across multiple industries.

INVESTMENT HIGHLIGHTS

- **Lead Product, dermaPACE® in U.S. Phase III Clinical Trial Supplement**
  - For closure of diabetic foot ulcers - commenced in 2Q 2013
  - Anticipated approval in early 2015 pending positive trial results
- **De-risked Opportunity**
  - dermaPACE® - CE Marked for wound care indications
  - orthoPACE® - CE Marked for orthopedic and musculoskeletal indications
  - OssaTron® – FDA approved for orthopedic conditions
- **Increased Growth Opportunities**
  - Expand global distribution of current products
  - Expand technology platform in non-medical industries
  - Follow-on indications (e.g., sports medicine, biofilm-related infections)
- **Focused on Strategy and Execution**
  - Expanded senior management – added experience and focus in critical areas

SANUWAVE

Our licensed, patented shock-wave technology offers extensive expansion opportunities for medical and non-medical uses.

TECHNOLOGY

and

EXPANSION

Substantial Technology and History

Over $54 million invested in shock wave technology platform since 2005.

BACKGROUND

- Technology platform acquired in 2005 from HealthTronics, a leader in urology and lithotripsy.
    - Acquired significant intellectual property and legacy global orthopedic product line (OssaTron® and Evotron®).
- Subsequently developed and launched two new products:
    - dermaPACE® for advanced wound care in 2007.
    - orthoPACE for orthopedic and musculoskeletal indications in 2010.
- Initiated in 2007 the path for FDA approval of dermaPACE for the treatment of diabetic foot ulcers (U.S. market – $5+ billion).

Expansion Opportunities

Science behind the technology is extensive and offers extensive opportunities.



Application of PACE to ulceration.



Positive inflammatory response and improved microcirculation.



Cell perimeter interaction as a result of rapid compression and stretching.



PACE produces cellular expression of growth factors and cytokines.



New capillary formation leads to revascularization and new tissue regeneration.

PACE® causes an inflammatory response and proliferation of growth factors leading to angiogenesis (development of new blood vessels).

This biological mechanism/ cascade has been shown in both preclinical and clinical environments.

Regenerative Medicine Markets

Multiple markets exist with significant opportunities to monetize technology platform, know-how, and IP.

MEDICAL MARKET OPPORTUNITIES

Advanced Wound Care

- Diabetic Foot Ulcer
- Chronic Mixed Wounds
- Pressure Sores
- Burns

Cleaning and Sterilization

- Blood
- Tissue
- Graft
- Organ

Tissue Regeneration

- Nerve Regeneration
- Stem Cells Proliferation
- Tissue Regeneration
- Organ Regeneration

Cardiac / Vascular

- Myocardial Ischemia
- Peripheral Artery Disease
- Artherosclerosis
- Renal Nerve Ablation

Orthopedics

- Trauma/Fracture
- Osteoporosis
- Osteoarthritis
- Tendon/Pain
- Spine

Plastic / Cosmetic

- Body Contouring
- Scar Modulation
- Varicose Veins
- Spider Veins

Non-Medical Markets

SNWV - *well positioned to use acoustic shockwave technology in many industrial applications.*

NON-MEDICAL MARKET OPPORTUNITIES



Energy Production

- Advanced Fracking
- Improved / Enhanced Oil Extraction Recovery

Water

- Fracking Water Cleaning
- Industrial Water Cleaning
- Drinking Water Cleaning



Food Industry

- Preservation
  - Milk
  - Fruit Juices
- Meat Tenderizing

Industrial Biofilms

- Biofilm Destruction
  - Industrial Equipment
  - Cosmetic / Food Industry Equipment



Intellectual Property

Patent portfolio includes 34 holdings in the form of issued patents or patent applications pending approval.

TECHNOLOGY IP PORTFOLIO

- Covers various methods and devices for treating a range of conditions using acoustic pressure waves in the high-energy "shock wave" spectrum.
  - 18 issued U.S. patents.
  - 7 U.S. patents pending.
  - 9 issued or pending foreign patents.

SNWV has extensive experience and applied understanding of the number of pulses, energy settings, and frequency required to effect meaningful outcomes.

MANAGEMENT TEAM

and

RESEARCH

Management Team

Joseph Chiarelli

Joined SANUWAVE as Chief Executive Officer and a Director in 2013. Mr. Chiarelli has been responsible for financial advisory, business development, and a healthcare hedge fund at Auriga Capital Management. Mr. Chiarelli was the Chairman of Clarent Hospital Management Corp. delivering returns well above shareholder expectations. Mr. Chiarelli developed much of his healthcare industry knowledge while at JPMorgan Chase & Co. where he was responsible for three healthcare sectors of the equity markets as the Senior Investment Research Analyst. He is a Colonel in the USAFR and a member of the board of directors of a private healthcare device company.

Barry Jenkins

Joined SANUWAVE as Chief Financial Officer in April 2006 and in 2012 also assumed the responsibilities of Chief Operating Officer. His previous position was with Automatic Data Processing (ADP), where he served as Chief Financial Officer for the Benefits Services Division and Snowden-Pencer, Inc., a medical device company sold to Cardinal Health in 2004. Mr. Jenkins began his career with Price Waterhouse and progressed to a Senior Manager.

Management Team

Iulian Cioanta, Ph.D.

Joined SANUWAVE in June 2007 as Vice President of Research and Development. Prior to joining SANUWAVE, Dr. Cioanta served as Business Unit Manager with Cordis Endovascular, a Johnson & Johnson company, Director of Development Engineering with Kensey Nash Corporation, Research Manager at ArgoMed Inc. and Project Manager and Scientist with the Institute for the Design of Research Apparatuses.

Peter Stegagno

Joined SANUWAVE as Vice President, Operations in March 2006. Mr. Stegagno brings to SANUWAVE over 20 years experience in the medical device market encompassing manufacturing, design and development, quality assurance and international and domestic regulatory affairs. He has been instrumental in the development and deployment of international operational processes for leading medical device companies.

Daniel Jorgensen, M.D., M.P.H

Joined SANUWAVE in May 2013 as Chief Medical Officer, overseeing the clinical programs, including the dermaPACE U.S. clinical trial. Dr. Jorgensen brings to SANUWAVE over 15 years experience in research, development, clinical, regulatory and commercialization activities at both earlier stage biotech companies and large pharmaceutical companies, including Pfizer. Dr. Jorgensen's experience spans across all product types and devices, and across multiple therapeutic areas.

dermaPACE (Original Trial)

Original dermaPACE trial, begun in 2007, achieved Primary Endpoint – but not in FDA's required timeframe.

PHASE III TRIAL: 2007- 2010

- Enrolled 206 patients in double-blinded (patient & physician), parallel, placebo-controlled, 24 week trial.
- Compared safety and effectiveness at 12 weeks, with both arms administered in conjunction with standard of care.
- Wound reduction favored dermaPACE arm to a statistically significant extent within 12 weeks - ≥ 90% wound closure, 48% (51/107) dermaPACE vs. 31% (31/99) sham-control, p=0.016. **However, FDA required 100% closure.**
- Significant difference in full and partial amputations of the target ulcer through 24 weeks, with 2 (1.9%) occurring in the dermaPACE group and 9 (9.1%) in placebo-control (p=0.03).
- Of patients who achieved complete wound closure at 12 weeks, recurrence rate was 4.5% in the dermaPACE group as compared with 20.0% in the sham-control group.

dermaPACE (Original Trial)

Dr. Maria Siemionow's research at the Cleveland Clinic supports the benefit of additional shock wave treatments.

PHASE III TRIAL: 2007- 2010

- Up to 24 hours after dermaPACE application on tissue strong inflammatory modulation and proangiogenic acute effects are seen as follows:
  - Down-regulated expression of proinflammatory factors (iNOS, CCL2 and CXCL5)
  - Increased expression of proangiogenic factors (eNOS, VEGF and vWF)
  - Elevated proangiogenic cytokines, which correlated with new blood vessel formation.
- Long-term follow-up (at 3, 7 and 21 days) showed over time the up-regulation trend begins to decrease.

These results indicate that the early positive effect on capillary perfusion is not maintained over long-time follow-up, which supports the need for additional dermaPACE treatments.

1. Pulsed acoustic cellular treatment induces expression of proangiogenic factors and chemokines in muscle flaps. Krokowicz L, Cwykiel J, Klimczak A, Mielniczuk M, Siemionow M. Journal of Trauma. 2010 Dec;69(6):1448-56.
2. Pulsed acoustic cellular expression as a protective therapy against I/R injury in a cremaster muscle flap model. Krokowicz L, Klimczak A, Cwykiel J, Mielniczuk M, Grykien C, Siemionow M. Microvasc Res. 2012 Mar;83(2):213-22. Epub 2011 Dec 6.
3. Long-term follow up of the effects of Extracorporeal Shockwave Therapy (ESWT) on microcirculation in a denervated muscle flap. Krokowicz L, Mielniczuk M, Drews M, Siemionow M. Pol Przegl Chir. 2011 Jun;83(6):325-33.

dermaPACE (Original Trial)

Wound reduction results suggested complete closure could be achieved in 12 weeks if additional treatments were administered.

PHASE III TRIAL: 2007- 2010

- Siemionow, et al[1] found that in order to preserve dermaPACE therapy proangiogenic and anti-inflammatory effects over longer periods of time, it is critical to support the tissues with additional treatment boosts.
- Yip, et al[2] found that expression of Vascular Endothelial Growth Factor (VEGF) slowly increased after one shock wave treatment to bone marrow cells, reaching maximum expression at day 14.
- Wang, et al[3] found that up-regulation of several growth factors, including VEGF, occurred through week 8 versus controls, with decline beginning at week 4 and substantially back to normal levels by week 12.
- Results from a randomized, controlled trial by Wang, et al[3] showed for dermaPACE a 57%(p=0.003) complete closure rate within 7 weeks after a total of 6 applications over 3 weeks, increasing to 70% (p=0.005) after another course of 6 applications in wounds with delayed healing; the authors also noted the absence of local and systemic complications.
- The greater rate of closure Wang, et al[3] found following 6 applications (50% more applications than were performed in the pivotal trial) is consistent with pre-clinical animal studies that have measured up-regulation of key angiogenic growth factors.

1. Long-term follow up of the effects of Extracorporeal Shockwave Therapy (ESWT) on microcirculation in a degenerated muscle flap. Krokowicz L, Mielniczuk M, Drews M, Siemionow M. Pol Przegl Chir. 2011 Jun;83(6):325-33.
2. ESWT Applied to Rat Bone Marrow Mononuclear Cells for VEGF and CD31 , Yip, et al, Circulation Journal 2008.
3. Treatment of diabetic foot ulcers: A Comparative Study of Extracorporeal Shockwave Therapy and Hyperbaric Oxygen Therapy. Wang C-J, et al., Diabetes Research and Clinical Practice (2011).

Appendix A

dermaPACE Subjects Achieving >95% Closure by Week 12 (Achieved 100% Closure by Week 24)

dermaPACE Subjects Achieving >95% Closure by Week 12 (Achieved 100% Closure by Week 24)

Screen Visit	Week 12	Percent Reduction At Wk 12
		97%
		96%

dermaPACE Subjects Achieving >95% Closure by Week 12 (Achieved 100% Closure by Week 24)

Screen	Week 12	Percent Reduction At Wk 12
		99%
		99%



dermaPACE Subjects Achieving >95% Closure by Week 12 (Achieved 100% Closure by Week 24)

Screen Visit	Week 12	Percent Reduction At Wk 12
		98%
		96%

dermaPACE Subjects Achieving >95% Closure by Week 12 (Achieved 100% Closure by Week 24)

Screen Visit	Week 12	Percent Reduction At Wk 12



Row 1	98%
Row 2	99%

dermaPACE Subjects Achieving >95% Closure by Week 12 (Achieved 100% Closure by Week 24)

Screen Visit | Week 12



Percent Reduction At Wk 12

99%

97%

SANUWAVE®

Healing today. Curing tomorrow.

Ticker: SNWV

SANUWAVE Health, Inc.
11475 Great Oaks Way, Suite 150
Alpharetta, GA 30022
info@sanuwave.com
+1(770) 419-7525